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                                                      Exhibit 23.5

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation in this Registration Statement on Form S-4 of our report dated February 4, 1994 relating to the consolidated financial statements of Mountaineer Bankshares of W.Va., for the years ended December 31, 1993, 1992 and 1991 and to the reference made to us under the caption "Experts" in this Prospectus.


						/s/ CROWE, CHIZEK and COMPANY


Columbus, Ohio
January 11, 1995